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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 19, 2006


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Virginia                      0-28635                      54-1964895
(State or other jurisdiction    (Commission file number)           (IRS Employer
      of incorporation)                                                Number)


                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
Item 7.01  Regulation FD Disclosure

         On January 19, 2006, Virginia Commerce Bancorp issued the press release attached as exhibit 99.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------
(a)  Financial Statements of Business Acquired.  Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

         99       Press Release dated January 19, 2006


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIRGINIA COMMERCE BANCORP, INC.



                                   By:  /s/ Peter A. Converse
                                      ------------------------------------------
                                      Peter A. Converse, Chief Executive Officer

                                                         Dated: January 19, 2006